Exhibit 10.7

Personal Employment Contract

Drawn up and signed in Netanya on August 1, 2000

Between:	M.E.A. Engine Control Ltd. (Co. No. 512558669)

Poleg Industrial Park - Netanya South

1 HaOmanut St., Kiryat Nordau Industrial Zone, Netanya

(hereinafter - the “Company”)

Of the First Part

A n d:	Cohen Menahem

I.D. No. 059183673

(hereinafter - the “Employee”)

Of the Second Part

WHEREAS	the Company desires to employee the Employee in the Company in the capacity of General Manager , or in any other capacity suited for his skills (hereinafter - the “Function”); and

WHEREAS	the Employee declares that:

(a)	he is ready and willing to undertake the Function;

(b)	he possesses the skills, the knowhow, experience and ability to perform the Function on a high standard and successfully;

(c)	he has never committed a shameful offense;

(d)	as far as he knows, he suffers from no health deficiency, his physical fitness is good, which enables him to perform the Function, and he is willing to undergo medical examinations, if requested to do so, the results of which will be sent directly to the Company;

(e)	his personal and professional particulars are as set forth in the Employee’s Particulars form, attached hereto as Appendix A, and he will notify the Company in writing as soon as there is any change in these particulars;

(f)	he has made full and appropriate disclosure of all facts and representations required in the process of his candidacy and recruitment by the Company, and he is aware that the Company relies on his declarations and undertakings in order to employ him; and

WHEREAS	the Employee has expressed his desire to work in the Company and perform the Function, on the terms set forth in this Contract below; and

WHEREAS	the Company, in reliance on the Employee’s declarations, desires to employ the Employee to perform the Function, on the terms set forth in this Contract below; and

WHEREAS	it is agreed between the parties that the Employee will be employed by the Company to perform the Function, on the terms set forth in this Contract below:

THEREFORE it is agreed, declared and stipulated between the parties as follows:

1.	General

1.1	The preamble and the Appendices to this Contract constitute an integral part hereof.

1.2	The headings hereof are intended for convenience only and they may not be used to construe this Contract.

1.3	On the basis of the Employee’s declarations as set forth above and below, the Company declares that in consideration therefor, and on the conditions set forth herein, it is willing and undertakes to employ the Employee to perform the Function as of the date stipulated in Appendix B “Employment Terms” (hereinafter - the “Contract Period”).

1.4	In consideration therefor, and on the conditions set forth herein, the Employee is willing and undertakes to be employed by the Company to perform the Function throughout the Contract Period. This undertaking is a principal and fundamental condition hereof.

1.5	For the removal of any doubt, the parties agree and declare that, unless stated expressly otherwise herein, upon termination of the Contract Period, this Contract shall be finally terminated and the relationship between the parties as set forth herein shall come to an end, excluding the provisions hereinafter regarding confidentiality, non-competition and intellectual property, unless the parties agree between them otherwise in writing, and on condition that they agree.

1.6	This Contract exhausts the legal relationship between the parties regarding the subject hereof, and it replaces and cancels any negotiations, understanding, presentation, accord and/or promise that existed, if any, whether in writing or orally, whether explicitly or inferred, between the parties hereto prior to signature hereof. It is expressly clarified [that this refers to] any employment agreement that was in force prior to signature hereof.

2.	The Employee’s Undertaking

2.1	The Employee declares that he is aware that the Function is a senior one requiring a special measure of personal loyalty.

2.2	The Employee undertakes to perform the Function diligently, loyally, devotedly, on a high standard, efficiently and skilfully, and to do to the best of his ability for the benefit of the Company and to promote its affairs.

2.3	The Employee shall follow the instructions and guidelines of the Company concerning the manner of performing the work, the work order, discipline, conduct and the like, pursuant to his Function and the powers conferred on him, to the Company’s full satisfaction.

2.4	The Employee undertakes not to put himself in any way in a position of conflict of interests with the Company, and in any event where he encounters such a situation or if there is a reasonable concern that such a situation might occur - he shall report it immediately to his superiors.

2.5	The Employee undertakes not make any use of the property and/or knowhow of the Company for his personal benefit, or for the benefit of others, except with the consent of the Company.

2.6	In the course of the Agreement Period, the Employee shall devote his full energy and skills to performing the Function and shall not engage in any additional occupation, whether or not for a consideration, unless he receives the Company’s consent therefor.

2.7	The Employee shall follow and comply with all instructions, guidelines and procedures of the places and organizations in which the Company operates, as they may be from time to time.

2.8	The Employee undertakes not to accept from any other person or entity, throughout the period of his work with the Company, any benefit, direct or indirect, in connection with his work with the Company, and to report to his superiors as soon as any such benefit is offered to him.

2.9	To maintain in absolute confidence the affairs of the Company, and to refrain from competing with it in any way whatsoever, as set forth below in this Contract.

2.10	The Employee confirms and declares that his work in the Company does not violate any third party right, nor does it contravene any of his undertakings to any third party (such as a previous employer or partner), and does not obligate or require the disclosure of secrets belonging to a third party.

2.11	The aforesaid provisions do not detract from the Employee’s fiduciary duties vis-a-vis the Company under any binding law.

3.	Working Conditions

3.1	In consideration for performing his work hereunder, the Company shall pay the Employee a salary in the amount and on the terms set forth in Appendix B “Employment Terms”, attached hereto (hereinafter - the “Employment Terms”).

3.2	For the removal of all doubt, the Employee shall not be entitled to any payment and/or social right and/or benefit of any kind or sort whatsoever, which have not been set forth expressly in this contract and in the Employment Terms.

3.3	It is hereby agreed and clarified that the character of the Company’s operation may require removal of its place of operation to another place in Israel and/or to send the Employee, as a Company Employee, to another place in Israel, whether permanently or temporarily. The Employee declares that the aforesaid is clear and known to him, and that whenever the aforesaid occurs, it will not constitute a deterioration in the terms of his work, and he shall not be entitled to any compensation due to the removal of the place of the Company’s operations to another place in Israel and/or his being sent as a Company Employee elsewhere in Israel.

3.4	The Employee undertakes to work as required by the Company in order to perform his function, including overtime and on days of rest,* It is agreed that, since the Function requires a special measure of personal trust, it is clear to the Employee that the terms and circumstances of his work do not enable the Company to supervise his work, and therefore the provisions of the Hours of Work and Rest Law 5711 - 1951 shall not apply to this Employment Agreement. For the removal of doubt, it is expressly clarified that the Employee shall not be entitled to any additional consideration for overtime or work on religious holidays or on days of rest. (*Delete as necessary.)

3.5	The Employee shall work for 5 (five) days a week, each work day consisting of 8.6 hours, including a break for meals of 30 minutes at the Employee’s expense.

3.6	The Employee shall be subordinate to the active Chairman of the Board concerning taking vacation.

3.7	The Employee shall coordinate his vacation with the active Chairman of the Board.

4.	Salary

4.1	In consideration for his work, the Employee shall receive from the Company a gross salary as set forth in the Employment Terms (hereinafter - the “Salary”).

4.2	It is clarified and agreed that, as aforesaid, the Employee is not entitled to overtime pay.

4.3	The Salary shall be linked to the Consumer Price Index, as published from time to time. The Salary shall be updated once every three months.

4.4	The Employee shall be entitled to recuperation pay for a number of days and at a rate as provided in the Expansion Order concerning recuperation pay.

4.5	The Employee shall be entitled to annual vacation according to the law.

4.6	The Employee shall be entitled to sick leave according to the law. The days of sick leave are not redeemable.

4.7	The Employee shall be entitled to his full Salary during military reserve duty, against lawful confirmation of that service entitling the Company to refund from the National Insurance for the Employee’s military reserve duty.

4.8	The Company shall insure the Employee under manager’s insurance from the first full month of his work, subject to the insurance company’s consent to insure him.

4.8.1	The parties shall bear the payments as set forth in the Employment Terms.

4.8.2	The Company shall deduct the Employee’s share in the payments from his Salary and shall remit them as required.

4.8.3	The ownership of the policies shall be the Company’s.

4.8.4	It is expressly agreed and declared, that the Company’s provisions for severance pay, as set forth in the Employment Terms, are on account of severance pay.

4.9	The Company shall insure the Employee under collective loss of work capacity as of commencement of his work in the Company. The insurance shall be at the Company’s expense as set forth in the Employment Terms.

4,10	The Employee shall be included in the Education Fund from the commencement of his work in the Company. The payments by the Company and the Employee shall be as set forth in the Employment Terms up to the ceiling rate recognized as exempt from income tax. The Employee’s payments shall be deducted from his Salary by the Company and shall be remitted each month, together with the Company’s payments, to the Education Fund.

4.11	Vehicle and Travel

4.11.1	The Company shall place at the Employee’s disposal a vehicle to serve him for his work and for his personal needs.

4.11.2	The Company shall bear the maintenance costs of the vehicle made available to the Employee.

4.11.2.1	The Company shall gross-up the value of the use of the car provided to the Employee in his Salary, pursuant to any law.

4.11.3	Should no vehicle be provided to the Employee for any reason, he shall be entitled to reimbursement of travel expenses / vehicle expenses * as set forth in Appendix D hereof, for travel to work and back, and for travel to perform his duties. The Company’s participation in the vehicle expenses is conditional upon the Employee having a private car registered in his name and a driving license valid in Israel. The Employee shall notify the Company of any change that may occur in one of the above particulars. (*Delete as necessary)

4.12	The Employee shall be entitled to the Company’s participation in subsistence expenses abroad, as they may be from time to time. It is clarified expressly that the company’s participation is conditional upon presentation of tax invoices or receipts - or parallel documents abroad, as customary and as the case may be - recognized as the Company’s expenses under any law.

4.13	It is expressly clarified that if the Company gives the Employee a grant or incentive, as the case may be, they shall not be considered part of the Salary, under any law.

4.14	Any tax or compulsory payments (hereinafter - the “Tax”) applicable to amounts paid to the Employee, whether hereunder or otherwise, pursuant to any law, if any, shall be borne by the Employee alone, and the Company shall deduct the Tax, as the case may be, at source, unless the Employee furnishes a valid exemption from deduction at source prior to the payment, as the case may be.

5.	Conclusion of the Contract and Prior Notice

5.1	This Contract is in effect from the date of commencement of work as set forth in the Employment Terms.

5.2	Either party is entitled to terminate this Contract and to conclude the employee-employer relationship by a prior notice in writing as set forth below:

5.2.1	The Employee shall give a prior notice of 6 (six) months.

5.2.2	The Company shall give the Employee a prior notice of 6 (six) months.

5.3	Notwithstanding the aforesaid, the Company shall be entitled at all times, at its exclusive discretion and without having to give the grounds for its decision, to dismiss the Employee immediately, and to discontinue the Employee-Employer relationship. Should the Company do so, the following provisions shall apply:

The Company shall pay the Employee a prior notice amount pro rata to the Salary, as it would have been paid to him if he had been employed in the prior notice period. The Company shall make a vehicle available to the Employee for 6 months.

5.4	The Employee undertakes that, upon conclusion of his work, whether he has been dismissed or has resigned, and whether or not a prior notice has been given:

5.4.1	He shall transfer his Function fully and in orderly fashion to whomever the Company shall direct.

5.4.2	He shall return to the Company all equipment, property and documents of the Company, including the documents prepared by the Employee for the Company, and in this matter he shall have no right of withholding or lien of any kind or sort.

5.5	Upon the occurrence of one or more of the cases set forth above, the Company shall be entitled to dismiss the Employee immediately with no prior notice and with no prior notice payment, and the Employee shall not be entitled to severance compensation or any other payment for the Company’s termination of his employment:

5.5.1	The Employee committed a criminal offense.

5.5.2	The Employee is declared bankrupt or a receivership order is issued against him.

5.5.3	He committed a serious disciplinary offense.

5.5.4	He committed a serious safety offense.

5.5.5	He did not obey the Company’s instructions.

5.5.6	He performed any action which was or might be detrimental to the Company’s reputation or business.

5.5.7	He committed a fundamental breach of this Agreement.

It is agreed by the parties that the right to dismiss the Employee as set forth in this Clause shall not detract from the Company’s right to any further right and/or relief available to the Company hereunder and/or pursuant to any law.

6.	The Employee’s Obligations

6.1	The Employee is forbidden to sign and/or undertake in the Company’s name any agreement, undertaking, declaration or any document whatsoever, unless he receives explicit authority to do so from the Company.

6.2	Should the Employee breach the provisions of Clause 6.1 above, he shall be liable for all expenses charged to the Company as a consequence, and he shall compensate and indemnify the Company for all such losses and damages, whether direct or indirect, including, but without derogating from the generality of the foregoing, legal costs actually expended.

6.3	Any grant and/or benefit and/or right from any third party - whether a public or a private entity - received by the Employee and/or given to him in connection with the know-how and/or the subject of his work in the Company and/or due to his work and his occupation in the Company, shall be the exclusive property of the Company, and the Employee hereby undertakes to irrevocably transfer and assign to the Company any grant and/or benefit and/or right received by him as aforesaid.

6.4	The Employee undertakes to maintain in confidence and not to disclose the terms of his work in the Company as set forth in this Contract.

6.5	All the rules and guidelines existing in the Company, or those that may be issued from time to time concerning the Company’s employees in general, shall also apply to the Employee, in addition to the foregoing, and shall be considered to have been included in this personal Contract.

7.	Intellectual Property

7.1	In this Contract: “Information” means any information and/or data, whether written or oral, and on any other information storage medium, relating to the Company and/or its business and/or its work methods and/or its developments and/or inventions including, but without derogating from the generality of the foregoing, processes, methods, technologies, commercial secrets, trademarks, inventions, service inventions, patents, discoveries, disclosures, ideas, software, programs, diagrams, drawings, specifications, models, patterns, algorithm software, business plans, customer lists.

7.2	All rights, including physical and intellectual property rights, deriving from and connected with the Information, developed by the Employee and/or in which the Employee engaged and/or to the development of which he contributed, whether by himself and/or together with another/others, and/or acquired by the Company and connected, whether directly or indirectly, with the execution/development of the product and/or the specifications and/or the project plan and/or the Company’s operations and the achievement of its purposes, shall be in the exclusive and sole ownership of the Company, and the Employee shall not have the right, at any time at all, to hold and/or utilize the Information other than in the framework of the Company, in any case and/or manner, without exception.

7.3	Without derogating from the aforesaid, the Employee hereby waives fully, absolutely and irrevocably, any claim and/or demand against the Company due to the breach of his moral right in the Information, if any, and he hereby declares that he has no right to prevent the Company from publishing the Information, in any way, at its exclusive discretion, including, but without derogating from the generality of the foregoing, publishing other than in a newspaper, magazine or periodical.

7.4	Applications for patents and/or patterns and/or trademarks regarding processes and products to be developed in connection with the Information and/or the Company’s activities and achievement of its purposes, are and shall be in the exclusive ownership of the Company, and shall be submitted for registration in its name wherever it so directs, in Israel and worldwide. The Company shall decide, at its exclusive discretion, concerning the submission of such applications.

7.5	The Employee undertakes to assist the Company and to do everything required, without exception, in order to register the patents and/or patterns and/or to protect patents and/or other rights of the Company as aforesaid, wherever in the world the Company shall decide to register or protect them, and in any way or form it may deem appropriate. If, for reasons beyond the parties’ control, it will be necessary to record the Employee as the inventor of such patents, then the Company shall be registered as owner of the above patents, and all rights, without exception, for the utilization, use or disposition thereof, shall be exclusively conferred on the Company with no additional consideration and no limit in time.

7.6	For the removal of doubt, it is hereby declared that the Company alone shall have the right, unlimited by venue or time, to make any use it deems fit, at its absolute discretion, of the Information and/or development products and/or patents, including granting exclusive licenses and/or sub-licenses and/or any disposition of any kind or sort to utilize the Information and/or the product and/or the patent in Israel and worldwide; and the Employee - subject to the provisions of the Contract - shall not be entitled to any royalties and/or consideration and/or any right and/or demand or claim in that regard.

7.7	Without derogating from the aforesaid, should any invention and/or patent reach the possession of the Employee and/or should he submit an application for a patent, he shall immediately notify the Company thereof, no later than 3 (three) days after the occurrence of one of the above, as aforesaid.

7.8	Without derogating from the above, should the Employee make any invention and/or any application for patent, and/or if any patent is registered in his name and/or should any property rights of any kind or sort be established for the Employee in connection with the Information, whether directly or indirectly, within 12 months after conclusion of his work with the Company, it is to be supposed that this would be the invention of a service and/or rights reaching the Employee due to his service and the period of his service, and the provisions of Clause 7 - and all sub-clauses thereof - shall also apply in such case.

8.	Confidentiality

8.1	The Employee declares and confirms that he is aware that, pursuant to his employment hereunder, he will be given Information relating to the Company and/or its business and/or work methods and/or developments and/or inventions of any type or sort whatsoever, and/or the technical, commercial, marketing and/or other Information of the Company, including the names of suppliers and customers (hereinafter - the “Confidential Information”).

8.2	The Employee declares that he is aware that the Company possesses a great deal of information and technology, and that the Confidential Information constitutes its principal resource, that it is not known publicly, and that any disclosure of the Confidential Information will constitute serious and unprecedented damage to the Company.

8.3	The Employee hereby undertakes to maintain in absolute confidence all or any part of the Confidential Information that may reach or be his possession, and he undertakes to refrain from delivering and/or disclosing it to others and/or publishing and/or distributing and/or using and/or utilizing it in any form whatsoever, whether directly or indirectly, by action or omission, by himself or by means of anyone on his behalf or with another/others - except for the needs of the Company - as set forth in this Agreement. The Employee further undertakes not to allow another/others to use it.

8.4	The Employee undertakes not to copy, photograph or reproduce, including transfer by means of computer communication, any material and/or Information and/or document or other documentation, whether in writing or on any other information storage medium, connected with the Confidential Information and/or the Company and/or its business and/or its customers and/or its customers’ business, unless mandatory for the performance of his Function pursuant to his work with the Company. For the removal of any doubt whatsoever, it is hereby clarified that the Employee shall not make any use of the Confidential Information, whether during or after the Period of the Contract, but only use required for performing his Function pursuant to his work with the Company.

8.5	The Employee undertakes that, upon concluding the work relationship between him and the Company - for any reason, and regardless of the circumstances of the conclusion thereof - he shall immediately deliver to the Company any documentation and/or document, whether in writing or other information storage medium (hereinafter - the “Document”), connected with and/or concerning and/or including Confidential Information which reached him in the course of and for the purpose of his work, and he shall not keep any copy of the Document/s in his possession and/or in the possession of any other entity and/or person. Without derogating from the aforesaid, should the Document be stored on an information storage medium, the Document shall be deleted irretrievably.

8.6	Notwithstanding the contents of Clause 9 below, the Employee’s undertakings in this Clause shall remain in effect even after conclusion of his work with the Company for any reason whatsoever for an unlimited period.

9.	Non-Competition

9.1	Without derogating from the above, during his work with the Company and for a period of two years after the end thereof, the Employee undertakes not to perform, whether directly or indirectly, any action or omission which might compete with the Company or assist another to do so, including not to engage or provide consulting, directly or indirectly, by himself or through another, on developing products of the type in which the Company engages.

9.2	The parties agree that the Salary paid to the Employee, as set forth in the Employment Terms Appendix, includes consideration for the Employee’s non-competition undertaking, and that his undertaking pursuant to this Clause is a condition for his employment by the Company.

9.3	The Employee undertakes not to engage outside the framework of the Company in anything connected, whether directly or indirectly, to information or business identical or similar in substance to the Company’s occupations, whether by himself or through others, whether as self-employed or on salary, including by means of a partnership or a holding, by himself or through others, in shares or management rights in any corporations, so long as he owns securities and/or is an employee of the Company, and for a period of two years thereafter.

9.4	The Employee undertakes not to compete in anything directly or indirectly connected with any project and/or product developed in the Company, or as a result thereof, and/or the Company’s business, whether by himself or by means of others, whether as self-employed or on salary, including by means of a partnership or a holding, by himself or through others, in shares or management rights in any corporations, so long as he owns securities and/or is an employee of the Company, and for a period of two years thereafter.

9.5	Without derogating from the aforesaid, the Employee undertakes that, in the course of his work in the Company, as well as for a period of two years after the end of his work in the Company, he will not directly or indirectly perform any action or omission that might compete with the Company or assist another to compete with it, including not to make contact or sell directly or indirectly, by himself or by means of a corporation, whether as self-employed or as an interested party, to Company customers any products or services competing with or supplementary to (fully or partly) those of the Company.

9.6	The “Company’s customers” in this Clause refers to: entities all over Israel and the world who have purchased (whether directly from the Company or through a third party - including: broker, distributor, agent) products and services marketed and/or manufactured and/or developed by the Company at the date of conclusion of the Employee’s work with the Company, as well as such entities who have commenced any negotiations in connection with the said products up to the date of conclusion of the Employee’s work with the Company.

10.	Miscellaneous

10.1	It is hereby agreed that should the scope or period of one or more of the Employee’s undertakings hereunder be determined to exceed the scope and/or period permitted by law - such undertaking shall be considered to have been stipulated in the maximum scope and/or period permitted by law.

10.2	In this Contract, the Company’s consent means the prior written consent of the Company’s management.

10.3	In this Contract, the Company includes subsidiaries and related companies as they shall be from time to time.

10.4	Any change and/or cancellation of any of the provisions hereof, shall be made in writing and signed by both parties, otherwise they shall be of no validity whatsoever.

10.5	Any waiver by one party of any breach of or non-compliance with any of the provisions hereof, or if any such breach or non-compliance is ignored, shall not prevent subsequent enforcement of such term or provision or claim pursuant thereto, shall not be considered a waiver of other breaches and shall not constitute a binding precedent regarding other cases in any way or form.

10.6	The addresses of the parties hereto are as set forth in the preamble. Any notice sent by registered mail by one party to another to the said address or to another address as notified in writing by one party to the other, shall be considered to have been received by the addressee three days after dispatch by registered mail in Israel, and if delivered by hand - at the time of delivery, and if by facsimile - on the first business day after dispatch, provided there is a transmission report confirming full and complete transmission of the notice.

IN WITNESS WHEREOF the parties have hereby signed:

/s/ Menachem Shalom -Co CEO	/s/ Menahem Cohen
The Company	The Employee

Appendix A

Employee’s Particulars

Surname:	Bank:
First Name:	Branch No.
I.D. No.	A/c No.
Date of Birth:
Address:

Tel. No.
Family Status:	Spouse’s Name:
No. of Children:	I.D. No.
Health Clinic:	Working:
Tel.No.

Managers Insurance	No.
Pension Fund:	No.
Education Fund:	No.
Personal Prov.Fund:	No.

Children:

Name	Date of Birth	I.D. No.
1.
2.
3.

Degrees and Diplomas:

	Degree / Faculty	University	Graduation Year	Average/Final Grade

1.
2.
3.

Date: __________________     Signature: __________________

Appendix B

Employment Terms

Name: __________________

Date of Commencement of Work: __________________

Terms

Overtime Pay	:	None
Vacation	:	26 days	Education Fund:	Yes
Managers Insurance	:	Yes
Loss of Work Capacity	:	Yes
Index Linkage	:	Yes

Salary Structure

Gross Salary	:	20,000	(A)

Employee’s Deductions

Prov. Fund (5%)	:	(A 0.05)
Education Fund (2.5%)	:	(A 0.025) (Ceiling: 385)

Employer’s Payments

Gross Salary	:	(A)
Grossed-up Vehicle in Salary	:
National Ins. Employer	:	(A 0.049) (Ceiling: 1176)
Compensation (8 1/3%)	:	(A 0.0833)
Prov.Fund (5%)	:	(A 0.05)
Loss of Work Capacity (2.5%)	:	(A 0.25)
Education Fund (7.5%)	:	(A0.075) (Ceiling: 1115)

Cost of Salary - Total	:

Appendix B

Employment Terms (Revision A)

Name: __________________

Date of Commencement of Work: __________________

Terms

Overtime Pay	:	None
Vacation	:	26 days	Education Fund:	Yes
Managers Insurance	:	Yes
Loss of Work Capacity	:	Yes
Index Linkage	:	Yes

Salary Structure

Gross Salary	:	25,000	(A)

Employee’s Deductions

Prov. Fund (5%)	:	(A 0.05)
Education Fund (2.5%)	:	(A 0.025) (Ceiling: 385)

Employer’s Payments

Gross Salary	:	(A)
Grossed-up Vehicle in Salary	:
National Ins. Employer	:	(A 0.049) (Ceiling: 1176)
Compensation (8 1/3%)	:	(A 0.0833)
Prov.Fund (5%)	:	(A 0.05)
Loss of Work Capacity (2.5%)	:	(A 0.25)
Education Fund (7.5%)	:	(A0.075) (Ceiling: 1115)

Cost of Salary - Total	:

Appendix B

Employment Terms - Revision B - Sep. 22, 2010

Name: Cohen Menahem

Terms

Overtime Pay	:	None
Vacation	:	26 days	Education Fund:	Yes
Managers Insurance	:	Yes
Loss of Work Capacity	:	Yes
Index Linkage	:	Yes

Salary Structure

Gross Salary	:	25,000	(A)

Employee’s Deductions

Prov. Fund (5%)	:	(A 0.05)
Education Fund (2.5%)	:	(A 0.025) (Ceiling: 385)

Employer’s Payments

Gross Salary	:	(A)
Grossed-up Vehicle in Salary	:
National Ins. Employer	:	(A 0.049) (Ceiling: 1176)
Compensation (8 1/3%)	:	(A 0.0833)
Prov.Fund (5%)	:	(A 0.05)
Loss of Work Capacity (2.5%)	:	(A 0.25)
Education Fund (7.5%)	:	(A0.075) (Ceiling: 1115)

Cost of Salary - Total	:

In addition to his salary, Mr. Menahem Cohen shall receive each year, as of 2010, on a cumulative annual basis, 4% of the Company’s annual net profit, according to its audited financial statements, but without capital and special items. These 4%, constituting a bonus to Mr. Cohen, shall be paid only if he works in a full 100% position at MEA Testing Systems Ltd., throughout the calendar year for which the bonus is to be paid. Should his work be terminated for any reason prior to the end of the calendar year, he shall not be entitled to any bonus for that year.

Signed:

Elhanan Pas, Director: ____________________

Appendix C

To:

M.E.A. Engines Control Ltd.

Maintenance of Vehicle Made Available to Me by the Company

I the undersigned, declare and confirm as follows:

1.	Vehicle License No. ____________________ has been made available to me.

2.	Accessories:

2.1	Radio-Tape	Yes/No	Serviceable/Unserviceable
2.2	Air-conditioner	Yes/No	Serviceable/Unserviceable
2.3		Yes/No	Serviceable/Unserviceable
2.4		Yes/No	Serviceable/Unserviceable

3.	The Company shall bear the following maintenance costs of the vehicle:

3.1	Insurance:
3.1.1	Compulsory Ins., Third Party, Comprehensive and Towing Service
3.1.2	Excess Charge
3.2	Fuel
3.3	Regular Service
3.4	Repairs - subject to Clause 4.11.2.3 of the Contract.

4.	I hereby declare that the gross-up of the value of the use of the vehicle and the Company’s participation in the vehicle maintenance costs do not constitute a part of my Salary in any way or form.

Yours sincerely,

Name:
Signature:

Appendix D

To: M.E.A. Engines Control Ltd.

Participation in Vehicle Expenses

I the undersigned hereby declare and confirm as follows:

11.	I own a vehicle No. ____________________

12.	I hold a driving license valid in Israel, No. ____________________

13.	I undertake to notify you immediately of any change that may occur in the above.

14.	I declare that you participate in the expenses of maintaining my vehicle and my travel to work and back, as agreed between us.

15.	I declare that the above payment does not constitute part of my Salary in way or form.

16.	IN WITNESS WHEREOF I have hereby signed on this date: ____________________.

Yours sincerely,

Name:
Signature:

Appendix E

M.E.A. Engines Control Ltd.

Participation in Telephone Expenses

I the undersigned hereby declare and confirm as follows:

1.	I hold telephone No. ____________________

2.	I undertake to notify you immediately upon any change that may occur in Clause 1 above.

3.	I declare that you participate in my telephone expenses in accordance with the agreement between us.

4.	I declare that the above payment does not constitute a part of my Salary in any way or form.

5.	IN WITNESS WHEREOF I have hereby signed on this date: ____________________.

Yours sincerely,

Name:
Signature: